(BULL LOGO)

Merrill Lynch Investment Managers


Annual Report

January 31, 2001


Mercury
Internet Strategies
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Internet Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


PORTFOLIO INFORMATION


AS OF JANUARY 31, 2001

                           Percent of
Ten Largest Holdings       Net Assets

AOL Time Warner Inc.           8.0%
Check Point Software
Technologies Ltd.              7.7
BEA Systems, Inc.              4.5
Comverse Technology, Inc.      3.9
Cisco Systems, Inc.            3.7
TMP Worldwide Inc.             3.6
Oracle Corporation             3.4
eBay Inc.                      2.8
Ariba, Inc.                    2.7
VeriSign, Inc.                 2.5


                           Percent of
Ten Largest Industries     Net Assets

Enterprise--Software          22.9%
Infrastructure--Hardware      14.8
News Media                    10.1
Infrastructure--Components     9.3
Communications Services        7.7
Internet--Software             6.9
B2B Exchanges                  6.5
Advertising & Marketing        3.6
Finance                        3.5
Services & Solutions           2.9



January 31, 2001   2   Mercury Internet Strategies Fund, Inc.



DEAR SHAREHOLDER

We are pleased to provide you with this first annual report for Mercury Internet Strategies Fund, Inc. The Fund seeks to provide shareholders with long-term growth of capital through investment primarily in equity securities of issues that Fund management believes will use the Internet as a component of their business strategies. The Fund seeks to achieve its objective by investing all of its assets in Master Internet Strategies Trust that has the same investment objective as the Fund.

Fiscal Year in Review
It has been a difficult year for Internet-related stocks. As such, investors have had a front-row seat to one of the most dramatic markets in recent history. The year was a disappointment to many, and we believe the reason is this: We see the future that Internet technology has to offer but it is not yet a true reality in terms of mature, publicly traded businesses. Nonetheless, we remain optimistic about the opportunity to generate returns for our shareholders over the long term by investing in Internet and Internet-related securities.

The Fund outperformed many of its competitors and the overall Internet Index, since its inception (March 22, 2000) through January 31, 2001. Compared to a decline of 60.6% for the unmanaged Dow Jones Internet Composite Index (DJINET). The Fund's Class I, Class A, Class B and Class C Shares had total returns of -57.80%, -57.90%, -58.20% and -58.50%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

Within 150 days of the Fund's launch, more than 309 new corporations emerged into the public arena by conducting initial public offerings
(IPOs) and becoming publicly traded companies. Lockup periods, or dates at which additional stock becomes publicly available after a new IPO is completed, were shortened from 180 days to as few as 90 days. Throughout April and much of May, lockup expirations flooded the market with more shares than the market could absorb. During this period, the Fund's net asset values declined 41%, while the DJINET declined 48%. Hardware stocks such as Redback Networks, Inc., Brocade Communications Systems, Inc., Sycamore Networks, Inc. and Juniper Networks, Inc., and Internet retail stocks such as Priceline.com Incorporated were a drag on Fund performance, while content management and multi-media stocks remained relatively better performers. We used some hedging techniques to seek to provide partial protection against overall market decline.

Between June and September, Fund performance improved, as the DJINET rose 19.4%. During this period, business-to-business exchanges, Internet and enterprise software as well as infrastructure hardware and component stocks rebounded, while new media and Internet retail stocks suffered from new concerns regarding the strength and long-term viability of the advertising business model. Fortunately, the Fund was underweight in new media and retail compared to the Index during this time period.


January 31, 2001   3   Mercury Internet Strategies Fund, Inc.


One-third the number of IPOs were completed in September - December as were in the previous June - September period. As the window for new IPOs began to close in the fall, corporate cash utilization rates and access to new capital became a major concern for tech investors. Growing macroeconomic and microeconomic issues such as the presidential election, interest rates, global economic slowdowns, and speculation regarding specific spending patterns for technology going into the year 2001 were additional concerns. As concerns grew, prices that were previously paid for technology companies came into question and stock "multiple compression" became a focal point in the market. During this time, the Fund's performance fell by about 50%, while the DJINET fell 58%. The average price-to-sales multiple compressed from as high as 83 times sales to as low as four times sales with minimal fundamental shifts in the underlying businesses.

Expectations for fourth quarter 2000 financial results were relatively low. Therefore, as companies began to report their results in January 2001, the DJINET rebounded 11%, while the Fund rose about 4.4% because of continued multiple compression in the optical hardware and business-to-business space. We also employed hedging techniques in January that did enhance returns.


Investment Outlook
After experiencing the volatility that accompanied the year 2000, we walk away with an optimistic outlook on the future of technology. Why? The information economy is still under construction and yet 80% of all corporate data is currently estimated to be stored in electronic form with more than 59% of corporate desktop personal computers having Internet access. Electronic data must be stored and managed. Productivity per employee within corporations has continued to rise in the face of skepticism toward corporate capital spending cycles, tax reform and US interest rates. Internet-based revenue currently is one-fifth the size of non-Internet revenue - but has been growing three times as fast as corporate revenue as a whole.

On the consumer side, more than 67 million people are currently using the Internet within the United States. Internet customers must be provided with Internet-based services and software. Many macroeconomic and microeconomic hurdles may have to be dealt with before we will experience another sustained upswing in the market. However, we believe that upswing is likely to occur as innovation continues and new products and services become more widely used. Networked living is, in our view, in its infancy, and we are prepared to take advantage of those opportunities going forward.


January 31, 2001   4   Mercury Internet Strategies Fund, Inc.


Investment Positioning
Although we remain optimistic about the Internet, we are not bullish on ill-conceived Internet or dotcom companies. Although many of these companies have failed or will ultimately fail, we are not dependent on their resurrection to earn better returns. We are only investing in the sustained leaders from among the dotcoms. A greater proportion of our assets remains invested in money-making infrastructure companies with well-known franchises. Thus, we do not have to return to the dotcom's glory days for this Fund to ultimately be successful. A close review of the portfolio's holdings at both an industry and stock level shows that we are underweight on dotcoms and heavy on the few dotcom survivors and established technology leaders.


In Conclusion
We appreciate your support of Mercury Internet Strategies Fund,
Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and
Portfolio Manager


March 14, 2001




January 31, 2001   5   Mercury Internet Strategies Fund, Inc.


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


January 31, 2001   6   Mercury Internet Strategies Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)

RECENT PERFORMANCE RESULTS*
                                                 6 Month    Since Inception
As of January 31, 2001                         Total Return   Total Return

Class I                                           -38.21%      -57.80%
Class A                                           -38.27       -57.90
Class B                                           -38.62       -58.20
Class C                                           -39.06       -58.50

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 3/22/00.


January 31, 2001   7   Mercury Internet Strategies Fund, Inc.


FUND PERFORMANCE DATA (CONTINUED)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Mercury Internet Strategies Fund, Inc. Class I and Class A Shares compared to a similar investment in the Dow Jones Internet Composite Index. Beginning and ending values are:

                                          3/22/00**        1/01

Mercury Internet Strategies Fund,
Inc.++--Class I Shares                  $ 9,475           $3,998


Mercury Internet Strategies Fund,
Inc.++--Class A Shares                  $ 9,475           $3,989

Dow Jones Internet Composite Index++++  $10,000           $3,284


A line graph illustrating the growth of a $10,000 investment in Mercury Internet Strategies Fund, Inc. Class B and Class C Shares compared to a similar investment in the Dow Jones Internet Composite Index. Beginning and ending values are:

                                          3/22/00**        1/01

Mercury Internet Strategies Fund,
Inc.++--Class B Shares                  $10,000           $4,013


Mercury Internet Strategies Fund,
Inc.++--Class C Shares                  $10,000           $4,019

Dow Jones Internet Composite Index++++  $10,000           $3,284


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Internet Strategies Trust. The Trust invests primarily in common stocks of Internet and Internet-related companies that are developing new or innovative products, services or processes that Fund management believes are likely to produce earnings growth.
++++This unmanaged Index measures performance of US Internet stocks and seeks to represent 80% of the market capitalization of Internet stocks.

Past performance is not indicative of future results.



January 31, 2001   8   Mercury Internet Strategies Fund, Inc.


FUND PERFORMANCE DATA (CONCLUDED)


AGGREGATE TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

Inception (3/22/00)
through 12/31/00                          -64.90%        -66.74%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

Inception (3/22/00)
through 12/31/00                          -65.20%        -66.59%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

Inception (3/22/00)
through 12/31/00                          -65.00%        -66.84%


*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

Inception (3/22/00)
through 12/31/00                          -65.20%        -65.54%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


January 31, 2001   9   Mercury Internet Strategies Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES
As of January 31, 2001
MERCURY INTERNET STRATEGIES FUND, INC.
Assets:
Investment in Master Internet Strategies Trust, at value (identified
cost--$52,919)                                                                              $      42,178
Receivable from administrator                                                                     146,489
Prepaid registration fees and other assets                                                         22,377
                                                                                            -------------
Total assets                                                                                      211,044
                                                                                            -------------

Liabilities:
Payable to distributor                                                                                 40
Accrued expenses                                                                                  168,970
                                                                                            -------------
Total liabilities                                                                                 169,010
                                                                                            -------------

Net Assets:
Net assets                                                                                  $      42,034
                                                                                            =============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 100,000,000
shares authorized                                                                           $         251
Class A Shares of Common Stock, $.10 par value, 100,000,000
shares authorized                                                                                     251
Class B Shares of Common Stock, $.10 par value, 100,000,000
shares authorized                                                                                     250
Class C Shares of Common Stock, $.10 par value, 100,000,000
shares authorized                                                                                     251
Paid-in capital in excess of par                                                                   96,891
Undistributed investment income--net                                                                   25
Accumulated realized capital losses on investments and foreign currency
transactions from the Trust--net                                                                 (45,144)
Unrealized depreciation on investments from the Trust--net                                       (10,741)
                                                                                            -------------
Net assets                                                                                  $      42,034
                                                                                            =============

Net Asset Value:
Class I--Based on net assets of $10,594 and 2,512 shares outstanding                        $        4.22
                                                                                            =============
Class A--Based on net assets of $10,562 and 2,510 shares outstanding                        $        4.21
                                                                                            =============
Class B--Based on net assets of $10,450 and 2,500 shares outstanding                        $        4.18
                                                                                            =============
Class C--Based on net assets of $10,428 and 2,510 shares outstanding                        $        4.15
                                                                                            =============

See Notes to Financial Statements.


January 31, 2001   10   Mercury Internet Strategies Fund, Inc.


STATEMENT OF OPERATIONS
For the Period March 22, 2000++ to January 31, 2001
MERCURY INTERNET STRATEGIES FUND, INC.
Investment Income from the Trust:
Investment income allocated from the Trust                                                  $         465
Expenses allocated from the Trust                                                                   (620)
                                                                                            -------------
Net investment loss from the Trust                                                                  (155)
                                                                                            =============

Expenses:
Offering costs                                                              $     95,385
Registration fees                                                                 49,762
Accounting services                                                                  954
Printing and shareholder reports                                                     474
Account maintenance and distribution fees--Class C                                   140
Account maintenance and distribution fees--Class B                                   135
Transfer agent fees--Class C                                                          64
Transfer agent fees--Class B                                                          57
Transfer agent fees--Class I                                                          55
Transfer agent fees--Class A                                                          54
Account maintenance fees--Class A                                                     34
                                                                           -------------
Total expenses before reimbursement                                              147,114
Reimbursement of expenses                                                      (146,489)
                                                                           -------------
Total expenses after reimbursement                                                                    625
                                                                                            -------------
Investment loss--net                                                                                (780)
                                                                                            -------------

Realized & Unrealized Loss from the Trust--Net:
Realized loss from the Trust on:
 Investments--net                                                               (45,137)
 Foreign currency transactions--net                                                  (4)         (45,141)
                                                                           -------------
Unrealized depreciation on investments from the Trust--net                                       (10,741)
                                                                                            -------------
Net Decrease in Net Assets Resulting from Operations                                      $      (56,662)
                                                                                            =============


++Commencement of operations.

See Notes to Financial Statements.

January 31, 2001   11   Mercury Internet Strategies Fund, Inc.

STATEMENT OF CHANGES
IN NET ASSETS
MERCURY INTERNET STRATEGIES FUND, INC.
                                                                                          For the Period
                                                                                         March 22, 2000++
                                                                                         to January 31,
Decrease in Net Assets:                                                                        2001
Operations:
Investment loss--net                                                                       $        (780)
Realized loss on investments and foreign currency transactions from the
Trust--net                                                                                       (45,141)
Unrealized depreciation on investments from the Trust--net                                       (10,741)
                                                                                            -------------
Net decrease in net assets resulting from operations                                             (56,662)
                                                                                            -------------

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions                                (1,304)
                                                                                            -------------

Net Assets:
Total decrease in net assets                                                                     (57,966)
Beginning of period                                                                               100,000
                                                                                            -------------
End of period*                                                                              $      42,034
                                                                                            =============

*Undistributed investment income--net                                                       $          25
                                                                                            =============


++Commencement of operations.

See Notes to Financial Statements.

January 31, 2001   12   Mercury Internet Strategies Fund, Inc.


FINANCIAL HIGHLIGHTS
MERCURY INTERNET STRATEGIES FUND, INC.
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                    For the Period
                                                          March 22, 2000++ to January 31, 2001
Decrease in Net Asset Value:                         Class I        Class A        Class B        Class C
Per Share Operating Performance:
Net asset value, beginning of period                $  10.00       $  10.00       $  10.00       $  10.00
                                                    --------       --------       --------       --------
Investment loss--net                                   (.05)          (.06)          (.10)          (.11)
Realized and unrealized loss on
investments and foreign currency transactions
 from the Trust--net                                  (5.73)         (5.73)         (5.72)         (5.74)
                                                    --------       --------       --------       --------
Total from investment operations                      (5.78)         (5.79)         (5.82)         (5.85)
                                                    --------       --------       --------       --------
Net asset value, end of period                      $   4.22       $   4.21       $   4.18       $   4.15
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share               (57.80%)+++    (57.90%)+++    (58.20%)+++    (58.50%)+++
                                                    ========       ========       ========       ========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                    1.69%*         1.94%*         2.71%*         2.72%*
                                                    ========       ========       ========       ========
Expenses++++                                        269.03%*       269.02%*       269.94%*       269.18%*
                                                    ========       ========       ========       ========
Investment loss--net                                 (.84%)*       (1.09%)*       (1.86%)*       (1.88%)*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)            $     11       $     11       $     10       $     10
                                                    ========       ========       ========       ========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.

January 31, 2001   13   Mercury Internet Strategies Fund, Inc.


NOTES TO FINANCIAL STATEMENTS

MERCURY INTERNET STRATEGIES FUND, INC.

1  Significant Accounting Policies:

Mercury Internet Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Internet Strategies Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at January 31, 2001 was 0.1%. Prior to commencement of operations on March 22, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on March 13, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


January 31, 2001   14   Mercury Internet Strategies Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $3 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $802 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2  Transactions with Affiliates:

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                Maintenance Fee     Distribution Fee
Class A                                .25%                --
Class B                                .25%               .75%
Class C                                .25%               .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period March 22, 2000 to January 31, 2001, MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:
                                                   MLPF&S
Class I                                                $3
Class A                                                $2

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $647 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

January 31, 2001   15   Mercury Internet Strategies Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


3  Investments:

Increases and decreases in the Fund's investment in the Trust for the period March 22, 2000 to January 31, 2001 were $178,240 and
$68,272, respectively.

4  Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $1,304 for the period March 22, 2000 to January 31, 2001.

Transactions in capital shares were as follows:
Class I Shares for the Period March 22, 2000++
to January 31, 2001                            Shares      Dollar Amount

Shares sold                                          33      $       244
Shares redeemed                                    (21)            (158)
                                              --------------------------
Net increase                                         12      $        86
                                              ==========================

++Prior to March 22, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

Class A Shares for the Period March 22, 2000++
to January 31, 2001                            Shares      Dollar Amount

Shares sold                                          29      $       221
Shares redeemed                                    (19)            (146)
                                              --------------------------
Net increase                                         10      $        75
                                              ==========================

++Prior to March 22, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

Class B Shares for the Period March 22, 2000++
to January 31, 2001                            Shares      Dollar Amount

Shares sold                                          --       $       --
Shares redeemed                                      --               --
                                              --------------------------
Net increase                                         --       $       --
                                              ==========================

++Prior to March 22, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

Class C Shares for the Period March 22, 2000++
to January 31, 2001                            Shares      Dollar Amount

Shares sold                                      17,146     $     66,099
Shares redeemed                                (17,136)         (67,564)
                                              --------------------------
Net increase (decrease)                              10    $     (1,465)
                                              ==========================

++Prior to March 22, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


5  Capital Loss Carryforward:

At January 31, 2001, the Fund had a net capital loss carryforward of approximately $27,000, all of which expires in 2009. This amount will all be available to offset like amounts of any future taxable gains.


January 31, 2001   16   Mercury Internet Strategies Fund, Inc.


INDEPENDENT AUDITORS' REPORT

MERCURY INTERNET STRATEGIES FUND, INC.

The Board of Directors and Shareholders,
Mercury Internet Strategies Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Internet Strategies Fund, Inc. as of January 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period March 22, 2000 (commencement of operations) to January 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Internet Strategies Fund, Inc. as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period March 22, 2000 (commencement of operations) to January 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
March 19, 2001


January 31, 2001   17   Mercury Internet Strategies Fund, Inc.


SCHEDULE OF INVESTMENTS
MASTER INTERNET STRATEGIES TRUST

                                                                                   In US Dollars
                       Shares                                                                 Percent of
Industries               Held                 Common Stocks                    Value          Net Assets
Israel
Enterprise--           208,800     ++Check Point Software Technologies
Software                           Ltd.                                     $  31,855,050         7.7%

                                   Total Common Stocks in Israel               31,855,050         7.7

United States
Advertising &          240,100     ++TMP Worldwide Inc.                        15,111,294         3.6
Marketing

B2B                    296,200     ++Ariba, Inc.                               11,051,962         2.7
Exchanges              247,800     ++Commerce One, Inc.                         7,573,388         1.81
                        62,300     ++i2 Technologies, Inc.                      8,216,438         2.0
                                                                            -------------       ------
                                                                               26,841,788         6.5

Communications          42,700     ++Comcast Corporation (Class A)              1,828,094         0.4
Services               143,100     ++Comverse Technology, Inc.                 16,206,075         3.9
                       318,600     ++Exodus Communications, Inc.                8,482,725         2.1
                        40,700     ++QUALCOMM Incorporated                      3,418,800         0.8
                        70,000     ++Sprint Corp. (PCS Group)                   2,135,000         0.5
                                                                            -------------       ------
                                                                               32,070,694         7.7

Enterprise--            88,100     ++Amdocs Limited                             6,899,111         1.7
Software                79,100     ++AremisSoft Corporation                     1,809,412         0.4
                       285,400     ++BEA Systems, Inc.                         18,800,725         4.5
                        71,700     ++Microsoft Corporation                      4,378,181         1.1
                       491,000     ++Oracle Corporation                        14,300,375         3.4
                        38,900     ++PeopleSoft, Inc.                           1,594,900         0.4
                        60,000     ++Siebel Systems, Inc.                       3,975,000         0.9
                       234,300     ++TIBCO Software Inc.                        8,947,331         2.2
                        28,300     ++VERITAS Software Corporation               2,684,963         0.6
                                                                            -------------       ------
                                                                               63,389,998        15.2

Finance                183,100     ++HomeStore.com, Inc.                        5,378,563         1.3
                       238,100     ++Intuit Inc.                                9,404,950         2.2
                                                                            -------------       ------
                                                                               14,783,513         3.5

Infrastructure--       125,000     ++Applied Micro Circuits Corporation         9,187,500         2.2
Components              90,000     Corning Incorporated                         5,103,900         1.2
                       142,900     ++JDS Uniphase Corporation                   7,832,706         1.9
                        58,000     ++PMC-Sierra, Inc.                           4,382,625         1.1
                        23,100     ++SDL Inc.                                   4,658,981         1.1
                       103,100     ++Vitesse Semiconductor Corporation          7,320,100         1.8
                                                                            -------------       ------
                                                                               38,485,812         9.3


January 31, 2001   18   Mercury Internet Strategies Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                   In US Dollars
                       Shares                                                                 Percent of
Industries               Held                 Common Stocks                    Value          Net Assets
United States (concluded)

Infrastructure--        33,200     ++Brocade Communications
Hardware                           Systems, Inc.                            $   2,998,375         0.7%
                        73,600     ++CIENA Corporation                          6,628,600         1.6
                       407,000     ++Cisco Systems, Inc.                       15,211,625         3.7
                       133,200     ++EMC Corporation                           10,121,868         2.4
                        64,000     ++Juniper Networks, Inc.                     6,780,000         1.6
                       133,800     ++Network Appliance, Inc.                    7,175,025         1.7
                        32,900     ++ONI Systems Corp.                          1,823,894         0.4
                        49,700     ++Sonus Networks, Inc.                       2,276,881         0.6
                       281,000     ++Sun Microsystems, Inc.                     8,588,063         2.1
                                                                            -------------       ------
                                                                               61,604,331        14.8

Internet--              44,200     Adobe Systems Incorporated                   1,930,987         0.5
Software                77,700     ++Mercury Interactive Corp.                  6,745,331         1.6
                       141,105     ++VeriSign, Inc.                            10,371,218         2.5
                       109,800     ++webMethods, Inc.                           9,429,075         2.3
                                                                            -------------       ------
                                                                               28,476,611         6.9

News Media             630,800     ++AOL Time Warner Inc.                      33,154,848         8.0
                       101,200     ++Getty Images, Inc.                         2,953,775         0.7
                       156,800     ++Yahoo! Inc.                                5,840,800         1.4
                                                                            -------------       ------
                                                                               41,949,423        10.1

Retail                 236,900     ++eBay Inc.                                 11,682,131         2.8

Services &             119,000     ++Gemstar-TV Guide International, Inc.       6,158,250         1.5
Solutions              159,300     ++Liberate Technologies, Inc.                2,757,881         0.7
                       451,128     ++Synchrologic, Inc. (a)                     3,000,006         0.7
                                                                            -------------       ------
                                                                               11,916,137         2.9

                                   Total Common Stocks in the
                                   United States                              346,311,732        83.3

                                   Total Investments in Common Stocks
                                   (Cost--$496,664,310)                       378,166,782        91.0



January 31, 2001   19   Mercury Internet Strategies Fund, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)
MASTER INTERNET STRATEGIES TRUST

                                                                                   In US Dollars
                         Face                                                                 Percent of
                        Amount            Short-Term Securities                Value          Net Assets
United States
Commercial       US$15,000,000     AEP Credit Inc., 5.75% due
Paper*                             2/06/2001                                 $ 14,988,021         3.6%
                    15,775,000     General Electric Capital Corp., 5.74%
                                   due 2/01/2001                               15,775,000         3.8
                    10,000,000     Newell Rubbermaid Inc., 5.75% due
                                   2/09/2001                                    9,987,222         2.4

                                   Total Investments in Short-Term
                                   Securities (Cost--$40,750,243)              40,750,243         9.8

                                   Total Investments
                                   (Cost--$537,414,553)                       418,917,025       100.8

                                   Liabilities in Excess of Other Assets      (3,428,147)        (0.8)
                                                                            -------------       ------
                                   Net Assets                                $415,488,878       100.0%
                                                                            =============       ======

*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
++Non-income producing security.
(a)Restricted security as to resale. The value of the Trust's investment in restricted securities was $3,000,006, representing
0.7% of net assets.

                            Acquisition
Issue                           Date                 Cost       Value

 Synchrologic, Inc.           8/24/2000            $3,000,001  $3,000,006
                                                   ----------------------
 Total                                             $3,000,001  $3,000,006
                                                   ======================

See Notes to Financial Statements.



January 31, 2001   20   Mercury Internet Strategies Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES
As of January 31, 2001
MASTER INTERNET STRATEGIES TRUST
Assets:
Investments, at value (identified cost--$537,414,553)                                      $  418,917,025
Cash                                                                                                  747
Receivables:
 Securities sold                                                          $    3,051,260
 Contributions                                                                   596,113        3,647,373
                                                                          --------------
Prepaid expenses and other assets                                                                  66,922
                                                                                           --------------
Total assets                                                                                  422,632,067
                                                                                           --------------

Liabilities:
Payables:
 Securities purchased                                                          5,641,357
 Withdrawals                                                                     947,170
 Investment adviser                                                              367,814        6,956,341
                                                                          --------------
Accrued expenses                                                                                  186,848
                                                                                           --------------
Total liabilities                                                                               7,143,189
                                                                                           --------------

Net Assets:
Net assets                                                                                 $  415,488,878
                                                                                           ==============

Net Assets Consist of:
Partners' capital                                                                          $  533,986,406
Unrealized depreciation on investments--net                                                 (118,497,528)
                                                                                           --------------
Net assets                                                                                 $  415,488,878
                                                                                           ==============

See Notes to Financial Statements.

January 31, 2001   21   Mercury Internet Strategies Fund, Inc.


STATEMENT OF OPERATIONS
For the Period March 22, 2000++ to January 31, 2001
MASTER INTERNET STRATEGIES TRUST
Investment Income:
Interest and discount earned                                                               $    4,792,120
Dividends (net of $1,511 foreign withholding tax)                                                  32,587
Other                                                                                             159,738
                                                                                           --------------
Total income                                                                                    4,984,445
                                                                                           ==============

Expenses:
Investment advisory fees                                                  $    6,495,064
Accounting services                                                              210,729
Trustees' fees and expenses                                                       42,655
Offering costs                                                                    38,748
Professional fees                                                                 28,655
Custodian fees                                                                    26,984
Pricing fees                                                                       6,474
Other                                                                             11,711
                                                                          --------------
Total expenses                                                                                  6,861,020
                                                                                           --------------
Investment loss--net                                                                          (1,876,575)
                                                                                           --------------

Realized & Unrealized Loss on
Investments & Foreign Currency
Transactions--Net:
Realized loss from:
 Investments--net                                                          (527,013,510)
 Foreign currency transactions--net                                             (48,604)    (527,062,114)
                                                                          --------------
Unrealized depreciation on investments--net                                                 (118,497,528)
                                                                                           --------------
Net Decrease in Net Assets Resulting from Operations                                      $ (647,436,217)
                                                                                           ==============

++Commencement of operations.

See Notes to Financial Statements.

January 31, 2001   22   Mercury Internet Strategies Fund, Inc.



STATEMENT OF CHANGES
IN NET ASSETS

MASTER INTERNET STRATEGIES TRUST
                                                                                          For the Period
                                                                                         March 22, 2000++
                                                                                          to January 31,
Increase (Decrease)in Net Assets:                                                              2001
Operations:
Investment loss--net                                                                     $    (1,876,575)
Realized loss on investments and foreign currency transactions--net                         (527,062,114)
Unrealized depreciation on investments--net                                                 (118,497,528)
                                                                                           --------------
Net decrease in net assets resulting from operations                                        (647,436,217)
                                                                                           --------------

Net Capital Contributions:
Increase in net assets derived from net capital contributions                               1,062,724,995
                                                                                           --------------

Net Assets:
Total increase in net assets                                                                  415,288,778
Beginning of period                                                                               200,100
                                                                                           --------------
End of period                                                                              $  415,488,878
                                                                                           ==============


++Commencement of operations.

See Notes to Financial Statements.


January 31, 2001   23   Mercury Internet Strategies Fund, Inc.


FINANCIAL HIGHLIGHTS
MASTER INTERNET STRATEGIES TRUST
The following ratios have been derived from information provided in the financial statements.
                                                                                           For the Period
                                                                                         March 22, 2000++
                                                                                           to January 31,
                                                                                                2001
Ratios to Average Net Assets:
Expenses                                                                                           1.06%*
                                                                                           ==============
Investment loss--net                                                                              (.29%)*
                                                                                           ==============

Supplemental Data:
Net assets, end of period (in thousands)                                                    $     415,489
                                                                                           ==============
Portfolio turnover                                                                                 86.79%
                                                                                           ==============


++Commencement of operations.
*Annualized.

See Notes to Financial Statements.


January 31, 2001   24   Mercury Internet Strategies Fund, Inc.



NOTES TO FINANCIAL STATEMENTS

MASTER INTERNET STRATEGIES TRUST

1  Significant Accounting Policies:

Master Internet Strategies Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


January 31, 2001   25   Mercury Internet Strategies Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.

* Forward foreign exchange options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so that an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.


January 31, 2001   26   Mercury Internet Strategies Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will amortize premiums and discounts on debt securities effective February 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. As of January 31, 2001, no debt securities were held by the Trust.

2  Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 1.0% of the average daily value of the Trust's net assets. In additon, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $29,124 in commissions on the execution of portfolio security transactions for the Trust for the period March 22, 2000 to January 31, 2001.

Accounting services were provided to the Trust by FAM through December 31, 2000. Up to this date, the Trust reimbursed FAM $194,241 for these services. As of January 1, 2001, accounting services are provided for the Trust by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Trust will pay the cost of these services. In addition, the Trust will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3  Investments:

Purchases and sales of investments, excluding short-term securities, for the period March 22, 2000 to January 31, 2001 were
$1,552,733,862 and $539,767,464, respectively.


January 31, 2001   27   Mercury Internet Strategies Fund, Inc.


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

Net realized gains (losses) for the period March 22, 2000 to January 31, 2001 and net unrealized losses as of January 31, 2001 were as follows:

                                               Realized       Unrealized
                                            Gains (Losses)      Losses

Long-term investments                  $  (516,302,088)   $(118,497,528)
Short-term investments                               22               --
Short sales                                     256,657               --
Options purchased                          (10,968,101)               --
Foreign currency transactions                  (48,604)               --
                                       ---------------------------------
Total investments                      $  (527,062,114)   $(118,497,528)
                                       =================================

As of January 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $119,055,304, of which $26,967,783 related to appreciated securities and $146,023,087 related to depreciated securities. At January 31, 2001, the aggregate cost of investments for Federal income tax purposes was $537,972,329.

4  Short-Term Borrowings:

On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period March 22, 2000 to January 31, 2001.


January 31, 2001   28   Mercury Internet Strategies Fund, Inc.


INDEPENDENT AUDITORS' REPORT

MASTER INTERNET STRATEGIES TRUST

The Board of Trustees and Investors of
Master Internet Strategies Trust:

We have audited the accompanying statement of assets and liabilities, of Master Internet Strategies Trust, including the schedule of investments, as of January 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period March 22, 2000 (commencement of operations) to January 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Internet Strategies Trust as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period March 22, 2000 (commencement of operations) to January 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
March 19, 2001


January 31, 2001   29   Mercury Internet Strategies Fund, Inc.



OFFICERS AND DIRECTORS/TRUSTEES


Terry K. Glenn, President and
   Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Paul G. Meeks, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and
   Treasurer
Susan B. Baker, Secretary

Arthur Zeikel, Director/Trustee of Mercury Internet Strategies Fund, Inc., has recently retired. The Fund's Board of Directors/Trustees wishes Mr. Zeikel well in his retirement.

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



January 31, 2001   30   Mercury Internet Strategies Fund, Inc.